Supplement dated December 12, 2014
to the Class R-6 Shares Prospectus
for Principal Funds, Inc.
dated November 25, 2014

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

GLOBAL REAL ESTATE SECURITIES FUND

Effective December 31, 2014, add the following information to the Average Annual Total Returns table:

Average Annual Total Returns
For the periods ended December 31, 2013	1 Year	5 Year	Life of Fund
FTSE EPRA/NAREIT Developed Index NR (reflects no deduction for fees, expenses or taxes)	3.67%	15.24%	-1.02%

Effective December 31, 2014, add the following sentence to the Performance section:
Effective December 31, 2014, the Fund’s primary benchmark changed from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA NAREIT Developed Index NR because the FTSE EPRA NAREIT Developed Index NR is net of tax and therefore more appropriate for investors in a taxable mutual fund.

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